UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008 thinkorswim Group Inc.

 (Exact Name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY		10111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

		Page
8-K		1
Item 2.02	Results of Operations and Financial Condition	3
Item 7.01	Regulation FD Disclosure	3
Item 9.01	Financial Statements and Exhibits	3
Signatures		4
EX-99.1	(EX99-1)
EX-99.2	(EX99-2)
EX-99.3	(EX99-3)

Item 2.02.    Results of Operations and Financial Condition.

On July 31, 2008, thinkorswim Group Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2008. A copy of the press release is furnished as Exhibit 99.1. to this report and is incorporated herein by reference.

The Company also hosted its earnings conference call and webcast on July 31, 2008. Via the webcast, the Company presented an earnings presentation, which contained a summary of our financial results for the three and six months ended June 30, 2008. A copy of such presentation is furnished as Exhibit 99.3 to this report and is incorporated herein by reference. The presentation will be posted on our website, www.thinkorswim.com, through at least September 30, 2008.

The information in this Item 2.02, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure.

The Company is attaching certain supplementary information at the request of certain analysts and investors regarding Cost of Revenue, Selling Expense and General and Administrative Expense for the three months ended June 30, 2008 as Exhibit 99.3.  Such information is estimated and is subject to change pending the final adjustments to second quarter 2008.

The information in this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated July 31, 2008.
99.2	Second quarter 2008 Earnings Presentation dated July 31, 2008.
99.3	Certain supplementary information regarding Cost of Revenue, Selling Expense and General and Administrative Expense for the three months ended June 30, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2008	thinkorswim Group, Inc.

	By:	/s/ Ida K. Kane
Ida K. Kane
Senior Vice President and
Chief Financial Officer